SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/26/01


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2001-J2 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 26, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         12/26/01
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        12/26/01


GMACM Mortgage Pass-Through Certificates
  Series 2001-J2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      December 26, 2001

DISTRIBUTION SUMMARY

                                     Beg
           Original    Current Principal      Principal
  Class Face Value                Amount          Amount
A-1         25000000               20,731        1,988,593.64
A-2        131378000             108,947,       10,450,298.19
A-3         25000000               20,731        1,988,593.64
A-4         12468000               12,468                        -
A-5         22500000               22,500                        -
PO             96527                                        89.62
IO         220919957             189,930,            NA
M-1          3598900                 3,57               2,884.38
M-2          1799000                 1,78               1,441.83
M-3          1124400                 1,11                 901.16
B-1           787100                    7                 630.83
B-2           562200                    5                 450.58
B-3           562192                    5                 450.53
R                100                                             -
TOTAL:     224876419             193,862,       14,434,334.39
            Current
        Pass-Through            Interest
Class          Rate      Distributed (1)
A-1         6.50000%                    112,265.44
A-2         6.75000%                    612,659.44
A-3         7.00000%                    120,901.25
A-4         6.75000%                     70,113.34
A-5         6.75000%                    126,527.92
PO               NA                                  -
IO          0.57431%                     90,873.94
M-1         6.75000%                     20,128.77
M-2         6.75000%                     10,061.87
M-3         6.75000%                       6,288.81
B-1         6.75000%                       4,402.28
B-2         6.75000%                       3,144.40
B-3         6.75000%                       3,144.36
R           6.75000%                                 -
TOTAL:                               1,180,511.82



                            Certificate          Ending
        Realized Los            Interest    Current Prin
          Principal           Shortfall          Amount
Class
A-1                                             18,742,998.11
A-2                                             98,496,704.19
A-3                                             18,742,998.11
A-4                                             12,468,000.00
A-5                                             22,500,000.00
PO                                   NA               95,819.95
IO              NA                            175,499,848.02
M-1                                              3,576,540.99
M-2                                              1,787,823.28
M-3                                              1,117,414.40
B-1                                                 782,209.95
B-2                                                 558,707.19
B-3                                                 558,699.14
R                                                                -
TOTAL:                                        179,427,915.30

AMOUNTS PER $1,000 UNIT
                                                               Ending
                                    Prin             Int    Curr Prin
Class   Cusip               Distribution    Distribution       Amount
A-1     36185NJL5             79.54374545      4.49061760 749.71992421
A-2     36185NJM3             79.54374543      4.66333359 749.71992410
A-3     36185NJN1             79.54374545      4.83605000 749.71992421
A-4     36185NJP6              0.00000000      5.623463271000.00000000
A-5     36185NJQ4              0.00000000      5.623463111000.00000000
PO      36185NJR2              0.92844431      0.00000000 992.67448941
IO      36185NJS0              0.00000000      0.41134328 794.40468045
M-1     36185NJU5              0.80146156      5.59303398 993.78726533
M-2     36185NJV3              0.80146171      5.59303502 993.78725965
M-3     36185NJW1              0.80145856      5.59303629 993.78726432
B-1     36185NJX9              0.80146106      5.59303773 993.78725367
B-2     36185NJY7              0.80145856      5.59302739 993.78724592
B-3     36185NJZ4              0.80138149      5.59303911 993.78765648
R       NA                     0.00000000      0.00000000   0.00000000

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2001-J2


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA